SEPTEMBER 30, 2012

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin New York
Tax-Free Trust

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TAX-FREE INCOME

Franklin New York Intermediate-Term Tax-Free Income Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

Your Fund's Goal and Main Investments: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of shareholders' capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.[1] As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.[1] The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years, and only buys securities rated in the top four rating categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

Credit Quality Breakdown*
Based on Total Long-Term Investments as of 9/30/12**

AAA 11.5%
AA 65.9%
A 19.1%
BBB 3.5%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin New York Intermediate-Term Tax-Free Income Fund's annual report for the period ended September 30, 2012.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 19.

4 | Annual Report

*Assumes shares were purchased and held for the entire accrual period, which may differ from the calendar month.
Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**The December cent per share dividend distribution consisted of payments on 12/20/11 and 12/30/11 for each class as follows: Class A, 2.99 and 0.96; Class C, 2.45 and 0.79; and Advisor Class, 3.09 and 0.99.
***The June distribution reflects additional days in the accrual period.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from
$11.47 on September 30, 2011, to $11.96 on September 30, 2012. The Fund’s
Class A shares paid dividends totaling 34.68 cents per share for the same period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.74%
based on an annualization of the 2.79 cent per share September dividend and the maximum offering price of $12.24 on September 30, 2012. An investor in the 2012 maximum combined effective federal and New York state and City personal income tax bracket of 42.94% would need to earn a distribution rate of 4.80% from a taxable investment to match the Fund’s Class A tax-free dis-
tribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 5

State Update

New York’s economy continued its uneven recovery during the 12 months under review. Over the past two years, the state regained all of the jobs it lost during the national recession, including all private sector jobs. This growth, however, was concentrated in New York City and its surrounding suburbs. During the reporting period, the state’s growth was pressured by the eurozone debt crisis and U.S. economic slowdown. The financial services sector’s large job losses during the second half of 2011 also pressured local growth, as the finance and insurance industries are critical components of New York’s revenue base. The state’s professional and business services sector and leisure and hospitality sector expanded during the 12-month period. In contrast, its information and construction sectors contracted. At period-end, New York’s unemployment rate was 8.9%, which was higher than the national 7.8% rate.3

State lawmakers passed a fiscal year 2012 budget (ended March 31) with reduced total spending for the first time in 15 years, with cuts and limitations imposed on the state’s Medicaid funding, education system and agency operations.4 Much of the fiscal year’s financial moves were positive because the legislature used recurring solutions to balance the budget. Subsequently, fiscal year 2012 ended with better than budgeted results.

New York’s August 2012 forecast projected that the fiscal year 2013 general fund balance will decrease, including use of reserves specifically set aside for retroactive labor agreements that were settled after enactment of the fiscal year 2013 budget. The state expects tax collections in the 2013 fiscal year to slightly increase compared to the previous year, largely due to tax increases and economic improvement. However, New York has experienced cyclical finances in recent years.

New York’s net tax-supported debt was 6.6% of personal income and $3,208 per capita, compared with the 2.8% and $1,117 national medians.5 Although the state’s debt levels ranked among the nation’s highest, they were considered manageable and in line with other northeastern states. New York has a history of conservative budgeting and active financial management, and its debt profile is further bolstered by its track record of closing annual budget gaps. In addition, New York operated with small operating surpluses in fiscal years 2011 and 2012. Independent credit rating agency Standard & Poor’s (S&P) rated New York’s general obligation bonds AA, and in August 2012 S&P raised its

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Sector Comment: New York’s On-Time Budget Is Positive for State, but Negative for Some Local Governments,” 4/4/11.

5. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

6 | Annual Report

outlook to positive from stable.6 The rating and outlook reflected S&P’s view of the state’s sound financial management practices, the cushion of an established rainy day fund, and a well-funded pension system. S&P also cited a new pension tier for new employees intended to slow growth in pension costs, and improved liquidity in the past year, assessing current liquidity as “strong.” According to S&P, these positives were balanced against volatile and cyclical state finances, high, recurring expenses due to a generous social services regime, moderately high debt levels and other large, unfunded post-employment benefits.

Municipal Bond Market Overview

For the 12-month period ended September 30, 2012, the municipal bond market produced robust returns. During this period, the Barclays Municipal Bond Index, which tracks investment-grade municipal securities, returned +8.32%.7 In comparison, the Barclays U.S. Treasury Index returned +2.99%.7 The tax-exempt nature of most municipal bond coupon payments included in the Barclays Municipal Bond Index further enhanced the relative strength of municipal bond performance for the 12 months under review.

In a September 13, 2012, news release, the Federal Open Market Committee (FOMC) cited continued elevated unemployment levels, slowing increases to business spending and sluggish home prices as reasons to augment its highly accommodative monetary policy. Beyond keeping the federal funds target rate extremely low, the FOMC stated its intention to buy $40 billion a month in mortgages for the foreseeable future. The FOMC also intended to continue its current program of buying long-term Treasury bonds and selling short-term Treasury bills and notes, commonly called “Operation Twist,” through the remainder of 2012. The Fed’s actions during the year under review benefited the U.S. Treasury market and the municipal bond market.

Federal Reserve Board Chairman Ben Bernanke spoke on August 31, 2012, about state and local government austerity measures as a headwind to the pace of economic growth, adding that state and local governments had made real cuts to spending and employment. Spending cuts included reducing borrowing costs by issuing new debt at a lower rate and refinancing outstanding debt. New issuance increased during the first nine months of 2012 compared

6. This does not indicate S&P’s rating of the Fund.

7. Source: ©2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. As of 9/30/12, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +4.21%, compared with the Barclays Municipal Bond Index’s 10-year average annual total return of +5.03%. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 7

with the same period in 2011, albeit from levels that were the lowest for new municipal bond issuance in a decade. Almost half of municipalities’ primary market issuance was for the purpose of refinancing outstanding debt. Year-to-date in 2012, the dollar amount of bonds issued for refinancing nearly doubled from the same period in 2011, but such bonds generally do not affect the total amount of outstanding municipal bonds. In contrast, bonds issued for new projects were more limited, resulting in low net supply of investment opportunities for municipal bond buyers. The scarcity of new bonds drove prices higher during the period.

The credit quality of outstanding municipal bonds, as assessed by independent credit rating agency S&P, increased slightly during the first six months of 2012, as S&P upgrades exceeded downgrades. For the same period, another independent credit rating agency, Moody’s Investors Service, announced more downgrades than upgrades. Many of the downgrades came on the heels of Moody’s massive upgrades in 2010, when it effected a wholesale shift in its municipal rating scale to fit its new global rating scale, which included corporate debt ratings. Subsequently, some of the issues that benefited from the 2010 rating upgrades were adjusted downward as Moody’s reviewed them using the new global rating scale criteria. In addition, the number of defaulted municipal issuers declined in the first half of 2012 compared with the same period in 2011. Despite general economic headwinds, the municipal bond market continued to provide investors with high-quality sources of fixed income opportunities.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

8 | Annual Report

Manager’s Discussion

Consistent with our strategy, we typically look to remain fully invested in a portfolio that maintains an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Performance Summary as of 9/30/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 2.25%
maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested dis-
tributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The
Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund’s manager increased the Fund’s total returns. If the manager had not taken this action, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 9/30/12.
5. Taxable equivalent distribution rate and yield assume the published rates as of 6/27/12 for the maximum combined effective federal and New York state and City personal income tax rate of 42.94%, based on the federal income tax rate of 35.00%.
6. The 30-day standardized yield for the 30 days ended 9/30/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +32.43% and +7.61%.
9. Source: © 2012 Morningstar. The Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Barclays Municipal
Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68%; C: 1.23%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Annual Report | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aFor the period December 1, 2008 (effective date) to September 30, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2012

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.2%		
New York 92.0%		
Albany IDA Civic Facility Revenue, St. Peter's Hospital Project, Series A, 5.75%, 11/15/22	$ 4,090,000	$ 4,726,731
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project, Series A,		
5.00%, 5/01/20	8,345,000	9,920,369
5.25%, 5/01/24	16,520,000	19,534,239
Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17	1,935,000	2,310,448
Islip Union Free School District No. 002 GO, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/18	2,215,000	2,407,018
Long Island Power Authority Electric System Revenue, General, Refunding,		
Series A, NATL RE, FGIC Insured, 5.00%, 12/01/19	5,000,000	5,686,200
Series B, 5.00%, 9/01/26	5,000,000	5,950,950
Madison County IDA Civic Facility Revenue, Morrisville State College Foundation, Series A, CIFG Insured, 5.00%, 6/01/15	535,000	556,026
Monroe County GO, Public Improvement, Series A, Assured Guaranty,		
4.50%, 6/01/20	2,855,000	3,188,435
4.75%, 6/01/23	2,860,000	3,192,990
Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue, NATL Insured, ETM, 4.00%, 1/01/13	1,920,000	1,937,856
MTA Revenue, Transportation,		
Series A, AGMC Insured, 5.50%, 11/15/22	8,765,000	11,402,651
Series A, AGMC Insured, 5.50%, 11/15/23	10,000,000	13,119,500
Series B, NATL Insured, 5.25%, 11/15/20	11,250,000	13,947,975
MTA Service Contract Revenue, Refunding, Series A,		
5.50%, 7/01/15	5,000,000	5,664,350
5.75%, 7/01/18	1,310,000	1,631,644
Nassau County GO,		
General Improvement, Series A, AGMC Insured, 4.25%, 4/01/26	10,540,000	11,488,389
General Improvement, Series C, 4.00%, 10/01/24	6,200,000	6,780,754
Remarketed 12/01/10, Series A, 4.25%, 12/01/23	5,615,000	6,244,161
Remarketed 12/01/10, Series B, 4.25%, 12/01/23	5,925,000	6,588,896
Series C, AGMC Insured, 5.00%, 7/01/17	4,000,000	4,664,680
Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series H, AMBAC Insured, 5.25%, 11/15/17	1,500,000	1,637,475
New York City GO,		
Refunding, Series A-1, 5.00%, 8/01/17	500,000	596,895
Refunding, Series G, 5.00%, 8/01/14	200,000	216,736
Series C, NATL Insured, 5.00%, 8/01/16	500,000	562,945
Series D, Sub Series D-1, 5.00%, 10/01/24	5,000,000	6,095,800
Series E, 5.00%, 8/01/19	3,000,000	3,562,590
Series G, 5.00%, 8/01/15	325,000	366,405
Series L, Sub Series L-1, 5.00%, 4/01/23	10,000,000	11,598,800
New York City HDC, MFHR, Series C-1, 5.00%, 11/01/24	2,810,000	3,069,475
New York City Health and Hospitals Corp. Revenue, Health System, Series A,		
5.00%, 2/15/18	8,000,000	9,479,280
AGMC Insured, 4.30%, 2/15/13	560,000	561,316
New York City IDA Civic Facility Revenue,		
AGMC Insured, 5.00%, 11/15/19	1,000,000	1,020,080
Institute of International Education Inc. Project, 5.125%, 9/01/16	1,900,000	1,905,016

Annual Report | 19

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2012 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York City IDAR, Capital Appreciation, Yankee Stadium Project, Pilot, Assured Guaranty, zero cpn., 3/01/21	$10,150,000	$ 7,881,576
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Refunding,		
Series EE, 5.00%, 6/15/28	8,000,000	9,705,280
Series EE, 5.00%, 6/15/29	10,000,000	12,122,000
Series FF, 5.00%, 6/15/22	6,800,000	8,597,240
New York City Transitional Finance Authority Building Aid Revenue,		
Fiscal 2007, Series S-1, NATL RE, FGIC Insured, 5.00%, 7/15/18	550,000	649,622
Fiscal 2009, Series S-3, 5.00%, 1/15/22	11,865,000	14,118,638
Fiscal 2009, Series S-4, 5.00%, 1/15/20	1,000,000	1,203,780
Fiscal 2012, Series S-1, Sub Series S-1A, 5.00%, 7/15/26	9,020,000	10,795,948
New York City Transitional Finance Authority Revenue, Future Tax Secured,		
Series A, 5.00%, 5/01/22	10,000,000	12,024,700
Series C, 5.00%, 11/01/22	160,000	188,174
Series E, Sub Series E-1, 5.00%, 2/01/23	5,000,000	6,231,950
sub. bond, Refunding, Series B, 5.00%, 11/01/23	9,435,000	11,064,047
sub. bond, Refunding, Series E, 4.50%, 11/01/19	10,000,000	12,194,800
New York City Trust for Cultural Resources Revenue,		
Museum of Modern Art, Refunding, Series 1A, 5.00%, 10/01/17	5,000,000	6,007,100
Whitney Museum of American Art, 5.00%, 7/01/21	8,000,000	9,553,760
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC Insured, 5.00%, 11/15/20	5,775,000	6,235,787
New York State Dormitory Authority Lease Revenue,		
Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA Insured, 5.00%, 8/15/21	5,340,000	5,942,833
Master Boces Program, AGMC Insured, 5.25%, 8/15/19	1,000,000	1,002,460
Third General Resolution, State University Educational Facilities, Refunding, Series A, 5.00%, 5/15/26	8,000,000	9,745,840
New York State Dormitory Authority Revenues,		
Department of Health, Refunding, 5.25%, 7/01/16	500,000	541,105
Department of Health, Refunding, 5.25%, 7/01/17	5,000,000	5,401,000
Department of Health, Refunding, Series 2, 5.00%, 7/01/19	3,740,000	4,034,637
Department of Health, Refunding, Sub Series 2, NATL RE, FGIC Insured, 5.00%, 7/01/18	5,000,000	5,325,150
Hospital Insured Mortgage, Series A, AGMC Insured, 5.25%, 8/15/15	4,630,000	4,947,433
Insured Mortgage Hospital, Maimonides Medical Center, NATL Insured, 5.00%, 8/01/17	1,720,000	1,853,094
Insured Mortgage Hospital, Maimonides Medical Center, NATL Insured, 5.00%, 8/01/19	1,895,000	2,022,988
Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23	8,125,000	10,331,019
Mental Health Services Facilities Improvement, 4.00%, 1/15/21	13,510,000	15,099,316
Montefiore Hospital, NATL RE, FGIC Insured, 5.00%, 2/01/18	2,975,000	3,191,015
New York University, Series 1, AMBAC Insured, 5.50%, 7/01/18	500,000	617,425
Non-State Supported Debt, Bishop Henry B. Hucles Nursing Home Inc., 5.00%, 7/01/24	4,765,000	5,259,941
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding, Series A, 3.375%, 5/15/21	1,980,000	2,075,594
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding, Series A, 3.50%, 5/15/22	2,000,000	2,096,780
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding, Series A, 3.625%, 5/15/23	2,000,000	2,097,020

20 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2012 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Dormitory Authority Revenues, (continued)		
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding, Series A, 3.75%, 5/15/24	$ 2,000,000	$ 2,102,800
Non-State Supported Debt, Memorial Sloan-Kettering, Refunding, Series 1, 5.00%, 7/01/23	1,250,000	1,538,938
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Refunding, NATL Insured, 5.00%, 7/01/19	2,500,000	2,819,650
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Refunding, NATL Insured, 5.00%, 7/01/20	3,670,000	4,074,471
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%, 7/01/19	1,500,000	1,767,015
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%, 7/01/21	3,000,000	3,474,630
Non-State Supported Debt, Municipal Health Facilities, Lease, Series 2, Sub Series 2-2, 5.00%, 1/15/21	6,675,000	7,587,940
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/23	7,400,000	8,686,786
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%, 7/01/23	2,000,000	2,258,620
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/23	2,000,000	2,221,380
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/19	5,000,000	5,937,100
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/20	11,695,000	13,713,440
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/16	2,910,000	3,266,999
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/17	2,825,000	3,221,828
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/19	1,250,000	1,453,750
Non-State Supported Debt, Refunding, Series A, AGMC Insured, 5.25%, 7/01/18	1,245,000	1,260,774
Non-State Supported Debt, School District Revenue, Bond Financing Program, Series C, Assured Guaranty, 7.25%, 10/01/28	7,615,000	9,516,009
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A, 5.00%, 10/01/24	7,055,000	8,349,310
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/18	7,495,000	9,065,202
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/19	4,000,000	4,893,600
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	14,280,000	16,943,363
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A, Assured Guaranty, 5.00%, 10/01/24	5,000,000	5,762,900
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	6,425,000	7,736,856
Non-State Supported Debt, St. John's University, Series A, NATL Insured, 5.00%, 7/01/24	1,000,000	1,115,900
Non-State Supported Debt, Student Housing Corp., NATL RE, FGIC Insured, 5.25%, 7/01/22	1,250,000	1,483,738
Non-State Supported Debt, University of Rochester, Series A-1, 5.00%, 7/01/22	500,000	560,735

Annual Report | 21

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2012 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Dormitory Authority Revenues, (continued)		
Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL RE, FGIC Insured, 5.50%, 7/01/22	$10,000,000	$ 12,570,000
Secondarily Insured, City University, Consolidated Fifth General Resources, Refunding, Series B, BHAC Insured, 5.00%, 7/01/21	10,160,000	11,902,237
Secured Hospital, Catskill Regional, Refunding, NATL RE, FGIC Insured, 5.25%, 2/15/18	2,300,000	2,466,911
State Supported Debt, AGMC Insured, 5.00%, 2/15/19	5,470,000	6,588,998
State Supported Debt, AGMC Insured, 5.00%, 2/15/20	3,500,000	4,157,300
State Supported Debt, AGMC Insured, 5.00%, 2/15/21	5,475,000	6,432,851
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A, NATL RE, FGIC Insured, 5.50%, 7/01/22	9,240,000	12,099,595
State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL Insured, 5.00%, 7/01/21	1,980,000	2,205,344
State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL Insured, 5.00%, 7/01/22	1,730,000	1,920,248
State Supported Debt, Mental Health Services Facilities Improvement, NATL RE, FGIC Insured, 5.00%, 2/15/15	1,245,000	1,376,323
State Supported Debt, State University Educational Facilities, Third General Resolution, Refunding, Series A, NATL RE, FGIC Insured, 5.50%, 5/15/24	7,790,000	10,142,502
State University Educational Facilities, Third General Resolution, Refunding, Series A, NATL RE, FGIC Insured, 5.50%, 5/15/21	7,000,000	8,841,630
University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21	500,000	543,030
New York State Dormitory Authority State Personal Income Tax Revenue,		
Education, Series D, 5.00%, 3/15/14	1,000,000	1,067,950
Education, Series F, 5.00%, 3/15/23	50,000	55,059
Education, Series F, Pre-Refunded, 5.00%, 3/15/23	950,000	1,056,438
Refunding, Series A, 5.00%, 2/15/21	7,120,000	8,740,298
Series A, Pre-Refunded, 5.00%, 2/15/21	15,000	18,935
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue, Refunding, Series A, 4.00%, 6/15/25	15,000,000	17,460,300
New York State Environmental Facilities Corp. State Personal Income Tax Revenue, Series A, 5.00%, 12/15/21	1,115,000	1,356,253
New York State GO, Series E, 3.25%, 12/15/26	10,520,000	11,218,107
New York State Local Government Assistance Corp. Revenue, senior lien, Refunding, Series B-C/D, 5.00%, 4/01/20	5,000,000	6,120,650
New York State Municipal Bond Bank Agency Revenue, Series C, Sub Series C1, Assured Guaranty, 5.00%,		
2/15/20	5,705,000	6,924,044
2/15/21	5,790,000	6,930,341
2/15/22	4,615,000	5,454,838
New York State Municipal Bond Bank Agency Special School Purpose Revenue, Series C, 5.50%, 12/01/12	650,000	655,499
New York State Thruway Authority General Revenue, Series F, AMBAC Insured, 5.00%, 1/01/22	6,535,000	7,099,885
New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Second General,		
Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21	5,000,000	5,643,950
Series B, 5.00%, 4/01/18	5,000,000	5,945,100

22 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2012 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Thruway Authority Revenue,		
Local Highway and Bridge Service Contract, Refunding, 5.00%, 4/01/20	$ 5,000,000	$ 6,091,150
Series I, 5.00%, 1/01/25	5,000,000	5,971,200
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,		
Series A, 5.00%, 4/01/23	5,000,000	5,958,600
Series A, NATL Insured, 5.00%, 4/01/22	1,000,000	1,063,970
Series B, 5.00%, 4/01/21	5,000,000	5,929,350
New York State Thruway Authority State Personal Income Tax Revenue, Transportation, Series A,		
5.00%, 3/15/21	10,000,000	12,178,300
5.00%, 3/15/26	5,000,000	6,056,950
NATL Insured, Pre-Refunded, 5.00%, 3/15/21	500,000	510,810
New York State Urban Development Corp. Revenue,		
Corporate Purpose, sub. lien, Series A, 5.125%, 1/01/22	885,000	926,861
Refunding, Series D, Assured Guaranty, 5.50%, 1/01/19	10,000,000	12,335,300
Service Contract, Refunding, Series A-2, 5.00%, 1/01/22	7,650,000	9,004,050
Service Contract, Refunding, Series C, 5.00%, 1/01/22	7,410,000	8,467,703
State Personal Income Tax, Empire State, Series C-1, 4.25%, 12/15/17	1,955,000	2,040,179
State Personal Income Tax, Empire State, Series C-1, Pre-Refunded, 4.125%, 12/15/16	1,490,000	1,559,687
State Personal Income Tax, Series A-1, 5.00%, 12/15/22	1,500,000	1,802,790
State Personal Income Tax, Series A-1, 5.00%, 12/15/23	2,500,000	2,993,225
State Personal Income Tax, Series B, AGMC Insured, Pre-Refunded, 5.00%, 3/15/21	1,000,000	1,114,640
Niagara Falls Bridge Commission Toll Revenue, Bridge System, Series A, Assured Guaranty, 4.00%, 10/01/19	12,300,000	13,881,165
Schenectady Metroplex Development Authority Revenue, NATL RE, FGIC Insured, Pre-Refunded, 4.50%, 9/15/21	1,720,000	1,789,987
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A, 5.00%, 10/01/16	12,000,000	13,667,520
Suffolk County Economic Development Corp., Revenue, Catholic Health Services, Refunding, 5.00%, 7/01/28	12,000,000	13,645,440
Suffolk County GO, Refunding,		
Series A, 5.00%, 4/01/19	3,435,000	4,045,949
Series A, 5.00%, 4/01/20	2,240,000	2,613,206
Series B, AGMC Insured, 5.25%, 5/01/15	100,000	111,167
Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, NATL Insured, 5.10%, 6/01/13	2,000,000	2,061,040
Syracuse GO, Public Improvement, Refunding, Series B, Assured Guaranty, 4.00%,		
4/15/16	1,440,000	1,585,915
4/15/18	1,050,000	1,185,902
Tobacco Settlement FICO Revenue, Asset-Backed,		
Series A-1C, 5.50%, 6/01/19	5,000,000	5,177,350
Series A-1C, AMBAC Insured, 5.25%, 6/01/21	4,200,000	4,338,894
Series B-1C, 5.50%, 6/01/21	1,000,000	1,034,720
Triborough Bridge and Tunnel Authority Revenues, General, Refunding,		
Series A, 5.00%, 1/01/27	10,000,000	12,180,800
Series B, 5.00%, 11/15/24	10,000,000	12,526,900
Ulster County GO, Public Improvement, Refunding, 5.00%,		
11/15/24	2,600,000	3,176,706
11/15/28	2,995,000	3,599,241

Annual Report | 23

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2012 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
Webster Central School District GO, Refunding, AGMC Insured, 5.00%, 6/15/14	$ 500,000	$ 537,860
Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 5.00%, 5/01/19	1,525,000	1,640,565
Yonkers GO,		
Series A, AGMC Insured, 5.00%, 10/01/24	1,000,000	1,123,920
Series E, NATL Insured, 5.00%, 12/01/14	750,000	800,798
		874,314,287
U.S. Territories 5.2%		
Puerto Rico 3.7%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, Assured Guaranty, 5.00%, 7/01/16	5,190,000	5,752,804
Puerto Rico Commonwealth GO, Public Improvement, Assured Guaranty, 5.25%, 7/01/18	1,820,000	2,083,063
Puerto Rico Commonwealth Highway and Transportation Authority Grant Anticipation Revenue, Refunding, NATL Insured, 5.00%, 9/15/17	1,000,000	1,037,260
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Refunding, Series N, Assured Guaranty, 5.50%, 7/01/21	4,000,000	4,666,800
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Refunding, Series C, BHAC Insured, 5.50%, 7/01/20	11,550,000	13,514,308
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series NN, NATL Insured, 5.25%, 7/01/22	1,000,000	1,095,760
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%,		
3/01/16	2,605,000	2,811,290
3/01/21	2,555,000	2,602,957
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, Pre-Refunded, 5.25%, 7/01/33	10,000	10,842
Puerto Rico Sales Tax FICO Sales Tax Revenue, Series C, 5.00%, 8/01/22	1,500,000	1,815,180
		35,390,264
U.S. Virgin Islands 1.5%		
Virgin Islands PFAR, Matching Fund Loan Notes, senior lien,		
AGMC Insured, 5.00%, 10/01/29	5,000,000	5,435,450
Refunding, Series B, 5.00%, 10/01/19	7,850,000	8,897,426
		14,332,876
Total U.S. Territories		49,723,140
Total Municipal Bonds before Short Term Investments (Cost $842,276,293)		924,037,427
Short Term Investments 1.6%		
Municipal Bonds 1.6%		
New York 1.6%		
[a] New York City GO,		
Refunding, Series J, Sub Series J-4, Daily VRDN and Put, 0.19%, 8/01/25	2,500,000	2,500,000
Series H, Sub Series H-2, Daily VRDN and Put, 0.27%, 1/01/36	1,290,000	1,290,000
Series L, Sub Series L-6, Daily VRDN and Put, 0.18%, 4/01/32	7,500,000	7,500,000
[a] Syracuse IDA Civic Facility Revenue, Syracuse University Project, Series A-1, Daily VRDN and Put, 0.20%, 7/01/37	500,000	500,000

24 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2012 (continued)

See Abbreviations on page 36.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin New York Tax-Free Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2012

	Franklin New York Intermediate-Term Tax-Free Income Fund
Assets:	
Investments in securities:	
Cost	$857,351,293
Value	$939,112,427
Cash	85,204
Receivables:	
Capital shares sold	1,526,522
Interest	12,179,908
Other assets	116
Total assets	952,904,177
Liabilities:	
Payables:	
Capital shares redeemed	1,325,107
Affiliates	658,625
Distributions to shareholders	349,630
Accrued expenses and other liabilities	149,347
Total liabilities	2,482,709
Net assets, at value	$950,421,468
Net assets consist of:	
Paid-in capital	$873,686,552
Distributions in excess of net investment income	(269,122)
Net unrealized appreciation (depreciation)	81,761,134
Accumulated net realized gain (loss)	(4,757,096)
Net assets, at value	$950,421,468
Class A:	
Net assets, at value	$619,529,714
Shares outstanding	51,791,576
Net asset value per share[a]	$11.96
Maximum offering price per share (net asset value per share ÷ 97.75%)	$12.24
Class C:	
Net assets, at value	$160,622,026
Shares outstanding	13,391,713
Net asset value and maximum offering price per share[a]	$11.99
Advisor Class:	
Net assets, at value	$170,269,728
Shares outstanding	14,202,765
Net asset value and maximum offering price per share	$11.99

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements

Franklin New York Intermediate-Term Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin New York Intermediate-Term Tax-Free Income Fund (Fund). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair

Annual Report | 29

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

30 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance com-
pany. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with serv-
ice providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the
Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Annual Report | 31

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

32 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund.
The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor
Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement dis-
tribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the
Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended September 30, 2012, the Fund paid transfer agent fees of $472,224, of which $129,997 was retained by Investor Services.

Annual Report | 33

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the
Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-
term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At September 30, 2012, capital loss carryforwards were as follows:

On September 30, 2012, the Fund had expired capital loss carryforwards of $151,334, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2012 and 2011, was as follows:

At September 30, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts.

34 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2012, aggregated $173,773,816 and $41,496,400, respectively.

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York, and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York, and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling 1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended September 30, 2012, the Fund did not use the Global Credit Facility.

Annual Report | 35

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2012, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

36 | Annual Report

Franklin New York Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Intermediate-Term
Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York
Intermediate-Term Tax-Free Income Fund (the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 15, 2012

Annual Report | 37

Franklin New York Tax-Free Trust

Tax Information (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2012. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2013, shareholders will be notified of amounts for use in preparing their 2012 income tax returns.

38 | Annual Report

Franklin New York Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

Annual Report | 39

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	131	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	107	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1986 and Chairman of the Board since 1993	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

40 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	92	None

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Annual Report | 41

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				

42 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due his position as officer and director and major shareholders of
Franklin Resources, Inc., (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.
Note: Charles B. Johnson is the father of Gregory E. Johnson
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 43

Franklin New York Tax-Free Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

44 | Annual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $33,617 for the fiscal year ended September 30, 2012 and $29,952 for the fiscal year ended September 30, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $29,600 for the fiscal year ended September 30, 2012 and $75,000 for the fiscal year ended September 30, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $307 for the fiscal year ended September 30, 2012 and $0 for the fiscal year ended September 30, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $152,143 for the fiscal year ended September 30, 2012 and $0 for the fiscal year ended September 30, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities

Exchange Act of 1934, to management; subject, in the case of (ii)
through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $182,050 for the fiscal year ended September 30, 2012 and $75,000 for the fiscal year ended
September 30, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-
End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment
Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment
Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on
Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the
Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the
Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley
Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance
and Administration, and Gaston Gardey, Chief Financial Officer and
Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Gaston Gardey, Chief Financial Officer and Chief
Accounting Officer